                                                                    Exhibit 10.1


                               WAIVER AND CONSENT

         This WAIVER AND CONSENT (this "Waiver and Consent") is entered into as of March 13, 2002, between and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("Agent"), and, on the other hand, HYPERCOM CORPORATION, a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), with reference to the following:

         A. Borrowers and Parent previously entered into that certain Loan and Security Agreement, dated as of July 31, 2001, as amended by Amendment Number One to Loan and Security Agreement dated October 3, 2001, by Amendment Number Two to Loan and Security Agreement dated November 13, 2001, and by Amendment Number Three to Loan and Security Agreement dated February 13, 2002 (as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), with Agent and Lenders pursuant to which Lenders have made certain loans and financial accommodations available to Borrowers and Parent.

         B. Parent desires to issue and sell a certain number of shares of its common stock in the amount of $25,000,000 by March 20, 2002 (the "Equity Offering").

         C. Parent and Borrowers desire to use the proceeds of the Equity Offering to, among other things, pay off the Term Loans (the "Requested Transaction") but acknowledge that due to the Designated Events of Default (as defined below) and Excess Availability of less than $5,000,000, they would be prohibited from prepaying the Term Loans upon the consummation of the Equity Offering.

         D. Subject to the terms and conditions contained herein, the Lenders are willing to waive the provisions of the Loan Agreement and applicable Loan Documents for which the Requested Transaction would prohibit or violate so long as the Requested Transaction is consummated in accordance with the terms and conditions set forth herein.

         E. Terms used herein without definitions shall have the meanings ascribed to them in the Loan Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Waiver and Consent. Subject to the conditions set forth in Section 2 hereof,

         (a) the Agent and the Lenders hereby waive any provision of the Loan Agreement or any other Loan Document that would prohibit, and any Default or Event of Default that would arise as a result of, the prepayment of the Term Loans with the proceeds of the Equity Offering; and

         (b) the Agent and the Lenders hereby waive any Default or Event of Default that has arisen or would arise as a result of the Borrowers' failure to deliver to the Initial Lenders certain collateral documents required to be delivered pursuant to the terms of Section 3.2(h) of the Loan Agreement.

         2. Conditions Precedent to Waiver and Consent. The waivers provided for in Section 1 hereof shall be automatically rescinded without any further action by the Agent or any Lender, with the same effect as if such waivers had not been granted, unless all of the following conditions are satisfied:

         (a) Agent and Lenders shall have received this Waiver and Consent, duly executed by the parties hereto, and the same shall be in full force and effect;

         (b) The Equity Offering shall be completed in the form attached hereto as Exhibit A for cash proceeds of not less than $25,000,000;

         (c) The proceeds of the Equity Offering shall have been used to pay in full the outstanding principal balance of all Term Loans, and all accrued and unpaid interest thereon, together with all accrued and unpaid fees and expenses of the Term Loan Lender (collectively, the "Term Loan Obligations"), by no later than 10:00 a.m. (California time) on March 20, 2002;

         (d) No Default or Event of Default shall have occurred and be continuing on the date hereof (other than those expressly waived by Section 1(b) hereof), or shall result from the consummation of the transactions contemplated herein;

         (e) Each of the representations and warranties contained in the Loan Agreement shall be true and correct in all respects on and as of the effectiveness hereof, as though made on and as of such date except for such representations or warranties that are made expressly as of an earlier date;

         (f) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against any party hereto; and

         (g) Agent and Lenders shall have received all expenses and costs incurred by Agent and Lenders in entering into this Waiver and Consent, including attorney's fees, then due.

Representations and Warranties. Parent and Borrowers each hereby represents and warrants to Agent and Lenders that:

(h) the execution, delivery, and performance of this Waiver and Consent are within its corporate powers, has been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

(i) this Waiver and Consent constitutes a legal, valid, and binding obligation, enforceable against it in accordance with its terms; and

(j) this Waiver and Consent has been duly executed and delivered by each such party.

         3. Fees. If the Borrowers shall not have paid in full all Term Loan Obligations on or before March 20, 2002, the Borrowers shall pay to the Agent for the account of the Lenders a non-refundable fee in the amount of $75,000.00 (or the Agent may charge the Loan Account in the amount thereof pursuant to Section 2.10 of the Loan Agreement), which fee shall be earned in full when paid or charged to the Loan Account.

         4. Miscellaneous.

(a) Counterparts; Telefacsimile Execution; Effectiveness. This Waiver and Consent may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original. All of such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of this Waiver and Consent by telefacsimile shall be equally effective as delivery of an original executed counterpart of this Waiver and Consent. Any party delivering an executed counterpart of this Waiver and Consent by telefacsimile also shall deliver a manually executed counterpart of this Waiver and Consent but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Waiver and Consent.

(b) Choice of Law and Venue; Jury Trial Waiver. This Waiver and Consent shall be governed by and construed in accordance with the laws of the State of California. The parties hereto agree that the provisions of
         Section 13 of the Loan Agreement are hereby incorporated herein by this reference mutatis mutandis.

(c) Limited Agreement. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power or remedy of Agent or Lenders, nor as a consent to any further or other matter, under the Loan Agreement. Parent and Borrowers acknowledge and agree that the waivers set forth herein are subject to certain conditions subsequent as described in
         Section 1 hereof. In the event that Parent or any Borrower breaches or fails to satisfy any of such conditions, this Waiver and Consent shall be deemed to be void ab initio.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be executed and delivered as of the date first above written.

PARENT:

HYPERCOM CORPORATION,
a Delaware corporation

By:   /s/ Jonathon E. Killmer
   -------------------------------

Name:    Jonathon E. Killmer
     -----------------------------

Title: Executive Vice President
       and Chief Operating Officer
     -----------------------------

BORROWERS:

HYPERCOM U.S.A., INC.,                                       HYPERCOM MANUFACTURING RESOURCES, INC.,
a Delaware corporation                                       an Arizona corporation

By:      /s/ Jonathon E. Killmer                             By:      /s/ Jonathon E. Killmer
         --------------------------------------------             ------------------------------------------
Name:    Jonathon E. Killmer                                 Name:    Jonathon E. Killmer
         --------------------------------------------             ------------------------------------------
Title:   Executive Vice President and Chief Operating        Title:   Secretary
         Officer                                                  ------------------------------------------
         ---------------------------------------------


HYPERCOM HORIZON, INC.,                                      EPICNETZ, INC.,
a Missouri corporation                                       a Nevada corporation


By:      /s/ Jonathon E. Killmer                             By:      /s/ Jonathon E. Killmer
         -----------------------------------                      ---------------------------------
Name:    Jonathon E. Killmer                                 Name:    Jonathon E. Killmer
         -----------------------------------                      ---------------------------------
Title:   Secretary                                           Title:   Secretary
         -----------------------------------                      ---------------------------------

HYPERCOM LATINO AMERICA, INC.,                               HYPERCOM EMEA, INC.,
an Arizona corporation                                       an Arizona corporation

By:      /s/ Jonathon E. Killmer                             By:      /s/ Jonathon E. Killmer
         -----------------------------                                -----------------------
Name:    Jonathon E. Killmer                                 Name:    Jonathon E. Killmer
         -----------------------------                                -----------------------
Title:   Secretary                                           Title:   Secretary
         -----------------------------                                -----------------------

HYPERCOM (ARIZONA), INC.,

an Arizona corporation

By:      /s/ Jonathon E. Killmer
      ----------------------------------
Name:        Jonathon E. Killmer
      ----------------------------------
Title:       Secretary
      ----------------------------------

LENDERS:

FOOTHILL CAPITAL CORPORATION,                                ABLECO FINANCE LLC,
a California corporation, as Agent and as a Lender           a Delaware limited liability company, as a Lender

By:      /s/ Kurt Duerfeldt                                  By:      /s/ Kevin P. Genda
         --------------------------------------------                 --------------------------------------
Name:    Kurt Duerfeldt                                      Name:    Kevin P. Genda
         --------------------------------------------                 --------------------------------------
Title:   Senior Vice President                               Title:   Senior Vice President and Chief Credit
         --------------------------------------------                 Officer
                                                                      --------------------------------------


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